UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2020

ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
130 Commerce Way East Aurora, New York	14052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 805-1599
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATRO	NASDAQ Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2020, Astronics Corporation (the “Company”) held its 2020 Annual Meeting of Shareholders (“Annual Meeting”) for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following:

1.The election of the Board of Directors;
2.The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year; and
3.A non-binding shareholder advisory vote on the compensation of the Company’s named executive officers.

In accordance with the Company’s Restated Certificate of Incorporation, on all agenda items the holders of Astronics common shares and Class B shares voted together as one class, with each common share entitled to one vote and each Class B share entitled to ten votes.

The final voting results on each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows:

1) Election of the Board of Directors. The nominees to the Board of Directors were elected based on the following shares voted:

	For	Withheld	Broker Non-Votes
Raymond W. Boushie	68,716,441	2,183,887	15,403,264
Robert T. Brady	67,763,125	3,137,203	15,403,264
Tonit M. Calaway	69,591,277	1,309,051	15,403,264
Jeffry D. Frisby	67,165,672	3,734,656	15,403,264
Peter J. Gundermann	69,209,082	1,691,246	15,403,264
Warren C. Johnson	67,251,740	3,648,588	15,403,264
Robert S. Keane	68,435,573	2,464,755	15,403,264
Neil Y. Kim	69,473,504	1,426,824	15,403,264
Mark Moran	67,228,643	3,671,685	15,403,264

2) Ratification of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2020. A total of 85,010,809 votes were cast for the proposal, 424,420 votes were cast against it and 868,363 votes abstained. There were no broker non-votes on the proposal. The affirmative votes constituted more than a majority of the votes represented at the meeting, the number needed to approve the proposal.

3) The non-binding shareholder advisory vote on the compensation of the Company's named executive officers. A total of 62,124,619 votes were cast for the proposal, 8,060,129 votes were cast against it and 715,580 votes abstained. There were 15,403,264 broker non-votes on the proposal. The shareholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation
Dated:	May 21, 2020	By:	/s/ David C. Burney
		Name:	David C. Burney
Executive Vice President and Chief Financial Officer